                         L-3 COMMUNICATIONS CORPORATION

                                SECOND AMENDMENT
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                  This SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 25, 2002 and entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the "BORROWER") which is wholly owned by L-3 COMMUNICATIONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "LENDERS"), BANK OF AMERICA, N.A., ("BOA"), as administrative agent for the Agents (as defined below) and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") , LEHMAN COMMERCIAL PAPER, INC. ("LCPI") as syndication agent and documentation agent (in such capacity, the "SYNDICATION AGENT" and the "DOCUMENTATION AGENT") and certain financial institutions named as co-agents. All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and certain other parties have entered into the Third Amended and Restated Credit Agreement dated as of May 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, the Borrower desires that the Lenders provide a limited waiver of compliance with Section 7.10(a) of the Credit Agreement and amend certain provisions of the Credit Agreement to, inter alia, (i) allow the Borrower to refinance certain subordinated debt, (ii) increase the amount of certain permitted Indebtedness, (iii) amend the Debt Ratio, and (iv) make other related amendments;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. LIMITED WAIVER FOR EQUITY PROCEEDS APPLICATION. Borrower has advised the Lenders that Borrower will issue Additional Subordinated Indebtedness not to exceed $500,000,000 in principal amount at or about the time of the consummation of the AIS Acquisition by Borrower to finance a portion of the purchase price of the AIS Acquisition (the "SUBORDINATED BRIDGE INDEBTEDNESS"). Borrower has advised the Lenders that Borrower desires to refund, refinance and/or repay the Subordinated Bridge Indebtedness with the proceeds of an issuance of Additional Subordinated Indebtedness and/or an issuance of common stock or preferred stock of Holdings which issuance of such preferred stock requires no cash redemption or other principal payment prior to the date that is one year after the Termination Date (any such issuance of common or preferred stock, a "SPECIAL EQUITY Issuance"). To permit Borrower to repay the Subordinated Bridge Indebtedness with the proceeds of a Special Equity Issuance, Borrower requests that the Required Lenders grant a limited waiver of compliance with the terms of Section 7.10(a) for such purpose. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 3 of this Amendment, the Required Lenders hereby waive compliance with Section 7.10(a) of the Credit Agreement solely for the purpose of permitting Borrower to repay the Subordinated Bridge Indebtedness with the proceeds of a Special Equity Issuance. The foregoing waiver shall be limited as written and shall not be deemed to operate as a waiver of compliance with Section 7.10(a) for any Additional Subordinated Indebtedness issued to refund, refinance and/or repay the Subordinated Bridge Indebtedness or for any other purpose.

                  SECTION 2. AMENDMENTS. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 3 of this Amendment, the Borrower and the Required Lenders hereby agree to amend the Credit Agreement as follows:

         2.1 The following defined terms are hereby added to Subsection 1.1 of the Credit Agreement in proper alphabetical order:

                  "AIS Acquisition": shall mean the acquisition by Borrower of certain assets of the Aircraft Integration Systems operating segment of Raytheon Company.

                  "Lender Fee Letter": shall mean that certain Lender Fee Letter for $750 Million Senior Credit Facilities between the Administrative Agent, BAS and the Borrower dated on or about February 8, 2002.

         2.2 The following defined terms in Subsection 1.1 of the Credit Agreement are hereby amended and restated as follows:

                  "Credit Documents": this Agreement, the Notes, the Applications, the Guarantees, the Fee Letter, the Lender Fee Letter and the Pledge Agreements.

                  "Revolving Credit Commitment": the commitment of a Lender, as set forth on Schedule I hereto as amended from time to time pursuant to this Agreement, to make Revolving Credit Loans to the Borrower pursuant to subsection 2.1(a) and to issue and/or purchase participations in Letters of Credit pursuant to Section 3; and "Revolving Credit Commitments" means the Commitments of all Lenders in the aggregate set forth on Schedule I hereto as amended from time to time pursuant to this Agreement.

         2.3 The term "Consolidated EBITDA" in Subsection 1.1 of the Credit Agreement is amended by adding the following new language at the end thereof:

                  "For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters occurring after the AIS Acquisition (each, a "Reference Period") pursuant to any determination of the Debt Ratio, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect to (i) exclude from costs the positive difference, if any, between (A) the amount of annual corporate overhead costs attributed to the operations associated with the business comprising the AIS Acquisition by Raytheon Company prior to such acquisition by the Borrower and (B) the amount of annual corporate overhead costs that will be attributed by the Borrower to the operations associated with the business comprising the AIS Acquisition from and after such acquisition by the Borrower, (ii) exclude any losses or gains associated with any contract estimate at completion ("EAC"), unrecoverable inventories and uncollectable receivables adjustment included in the historical results of operations associated with the business comprising the AIS Acquisition within the 12 months prior to the effective date of the AIS Acquisition for accounting purposes, if such contract EAC, unrecoverable inventories or uncollectible receivable adjustments pertained to contracts or assets excluded from the business comprising the AIS Acquisition, and (iii) exclude any losses or gains, up to a maximum amount of $16,000,000, associated with any contract EAC, unrecoverable inventories and uncollectable receivables adjustment included in the historical results of operations associated with the Sea Sentinel contract within the 12 months prior to the effective date of the AIS Acquisition for accounting purposes; provided, however, that such adjustments to Consolidated EBITDA are demonstrated by appropriate footnotes to the audited financial statements of the business comprising the AIS Acquisition or appropriate schedules and other materials prepared and certified by the Borrower and delivered to the Administrative Agent no more than 15 days after the completion of the audit of the financial statements of the business comprising the AIS Acquisition for the fiscal year ended prior to the consummation of AIS Acquisition."

         2.4 Subsection 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) Debt Ratio. Permit the Debt Ratio at the last day of any fiscal quarter to be greater than the ratio set forth below opposite the date on which such fiscal quarter ends:

                  Fiscal Quarter Ending                         Ratio
                  ---------------------                         -----

                  June 30, 2001                                 4.50
                  September 30, 2001                            4.50
                  December 31, 2001                             4.50

                  March 31, 2002                                4.85
                  June 30, 2002                                 4.85
                  September 30, 2002                            4.50
                  December 31, 2002                             4.25

                  March 31, 2003                                4.25
                  June 30, 2003                                 4.25
                  September 30, 2003                            4.25
                  December 31, 2003                             4.00

                  March 31, 2004                                4.00
                  June 30, 2004                                 4.00
                  September 30, 2004                            4.00
                  December 31, 2004 and thereafter              3.50

         2.5 Subsection 7.2(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(e) Indebtedness of the Borrower or any Subsidiary in respect of any Subordinated Debt, and refundings or refinancings thereof, provided that the Indebtedness being incurred to accomplish such refunding or refinancing shall qualify as Additional Subordinated Indebtedness;"

         2.6 Schedule 7.2(f) to the Credit Agreement is hereby amended by deleting therefrom each reference to any Subordinated Debt and Convertible Securities appearing therein.

         2.7 Subsection 7.2(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(j) Indebtedness of the Borrower or any of its Subsidiaries (other than as described under subsection 7.2(a) above) incurred in connection with the issuance of any surety bonds, performance letters of credit or other similar performance bonds required pursuant to any Contractual Obligation or Requirement of Law to which Borrower or any of its Subsidiaries are subject in an aggregate principal amount not exceeding $200,000,000 at any time outstanding; and"

         2.8 Subsection 7.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) Except pursuant to a refinancing or refunding permitted by subsection 7.2(e) hereof, make any optional payment or prepayment on or redemption or purchase of, or deliver any funds to any trustee for the prepayment, redemption or defeasance of, any Subordinated Debt or amend, modify or change, or consent or agree to any amendment, modification or change to any of the material terms of any such Subordinated Debt Documents (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon)."

                  SECTION 3. CONDITIONS TO EFFECTIVENESS FOR SECTIONS 1 AND 2 The provisions of Sections 1 and 2 of this Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

                  3.1 The Borrower shall have delivered to Administrative Agent executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors' Consent and Acknowledgment to this Amendment in the form attached hereto;

                  3.2 The Required Lenders shall have delivered to the Administrative Agent an executed original or facsimile of a counterpart of this Amendment;

                  3.3 The Administrative Agent shall have received a secretary's or assistant secretary's certificate of the Borrower certifying board resolutions authorizing the execution, delivery and performance of this Amendment by the Borrower;

                  3.4 The representations and warranties contained in Section 4 hereof shall be true and correct in all respects; and

                  3.5 All conditions to effectiveness set forth in Sections 5.1, 5.2, 5.3 and 5.4 in the Consent and Second Amendment to the Second Amended and Restated 364 Day Credit Agreement of even date herewith shall have been satisfied.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                  4.1 Authorization and Enforceability. (a) The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT"), (b) the execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower and (c) this Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding, in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

                  4.2 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  4.3 Absence of Default and Setoff. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a potential Event of Default and no defense, setoff or counterclaim of any kind, nature or description exists to the payment and performance of the obligations owing by Borrower to the Agents and the Lenders.

                  SECTION 5. MISCELLANEOUS.

                  5.1 Effect on the Credit Agreement and the other Credit Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

                  5.2 Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.5 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  5.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  5.4 SUBMISSION TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL; ACKNOWLEDGMENTS; CONFIDENTIALITY. Each of the terms and conditions set forth in Sections 10.12, 10.13, 10.14 and 10.15 of the Credit Agreement are hereby incorporated into this Amendment as if set forth fully herein except that each reference to "Agreement" therein shall be deemed to be a reference to "Amendment" herein.

                  5.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Except for the terms of Sections 1 and 2 hereof (which shall only become effective on the Second Amendment Effective Date), this Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  5.6 Acknowledgement Regarding Pricing. Borrower acknowledges and agrees that notwithstanding anything to the contrary contained in this Amendment or the Credit Agreement, for period following the date the Borrower consummates the AIS Acquisition through but not including the Adjustment Date related to the fiscal quarter ending as of March 31, 2002, the Applicable Margin and the Commitment Fee Rate will be equal to the pricing level applicable to a Debt Ratio of >4.25x.

                  5.7 Amendment Fee. Subject to the occurrence of the Second Amendment Effective Date, Borrower hereby agrees to pay to each Lender submitting to the Administrative Agent an executed counterpart to the Second Amendment on or before 12:00 (noon) (New York time) on February 25, 2002 (a "Second Amendment Lender") a non-refundable amendment fee (the "Second Amendment Fee") in the amount set forth in the Lender Fee Letter. The Second Amendment Fee owing to each Second Amendment Lender pursuant to the terms of the Lender Fee Letter shall be paid in immediately available funds by the Borrower to the Administrative

Agent for the benefit of such Second Amendment Lenders not later than noon (New York time) on the first Business Day following the occurrence of the Second Amendment Effective Date.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                      L-3 COMMUNICATIONS CORPORATION


                                      By:
                                         ---------------------------------------
                                       Title:


                                      BANK OF AMERICA, N.A.,
                                       as Administrative Agent


                                      By:
                                         ---------------------------------------
                                       Title:


                                      BANK OF AMERICA, N.A.,
                                      as a Lender


                                      By:
                                         ---------------------------------------
                                       Title:


                                      LEHMAN COMMERCIAL PAPER INC.,
                                       as Documentation Agent, Syndication Agent and as a Lender


                                      By:
                                         ---------------------------------------
                                       Title:












   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                     Guarantors' Acknowledgment and Consent

                  Each of the undersigned hereby acknowledges receipt of the attached Amendment and consents to the execution and performance thereof by L-3 Communications Corporation. Each of the undersigned hereby also reaffirms that the guarantee and any applicable Pledge Agreement of such undersigned in favor of the Administrative Agent for the ratable benefit of the Lenders and the Agents remains in full force and effect and acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to obligations arising under such guarantee or any applicable Pledge Agreement.

Date: February 25, 2002



                                       L-3 COMMUNICATIONS HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                          Name:  Christopher C. Cambria
                                          Title: Vice President-General Counsel
                                                 and Secretary


                                       HYGIENETICS ENVIRONMENTAL SERVICES,
                                       INC.


                                       By:
                                          --------------------------------------
                                          Name:  Christopher C. Cambria
                                          Title: Vice President and Secretary


                                       L-3 COMMUNICATIONS ILEX SYSTEMS, INC.


                                       By:
                                          --------------------------------------
                                          Name:  Christopher C. Cambria
                                          Title: Vice President and Secretary


                                       L-3 COMMUNICATIONS SPD TECHNOLOGIES INC.


                                       By:
                                          --------------------------------------
                                          Name:  Christopher C. Cambria
                                          Title: Vice President and Secretary








       [SIGNATURE PAGES TO GUARANTOR'S ACKNOWLEDGMENT TO SECOND AMENDMENT
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

                                       L-3 COMMUNICATIONS AYDIN CORPORATION

                                       By:
                                          --------------------------------------
                                         Name: Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       MICRODYNE CORPORATION


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:   Vice President and Secretary


                                       COLEMAN RESEARCH CORPORATION


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       EER SYSTEMS, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       ELECTRODYNAMICS, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       HENSCHEL, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary



  [SIGNATURE PAGES TO GUARANTOR'S ACKNOWLEDGMENT TO SECOND AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                       INTERSTATE ELECTRONICS CORPORATION


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       KDI PRECISION PRODUCTS, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       L-3 COMMUNICATIONS DBS MICROWAVE, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       L-3 COMMUNICATIONS ESSCO, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       L-3 COMMUNICATIONS STORM CONTROL SYSTEMS,
                                       INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary




  [SIGNATURE PAGES TO GUARANTOR'S ACKNOWLEDGMENT TO SECOND AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                       MPRI, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       PAC ORD, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       POWER PARAGON, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       SOUTHERN CALIFORNIA MICROWAVE INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       SPD ELECTRICAL SYSTEMS, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary




  [SIGNATURE PAGES TO GUARANTOR'S ACKNOWLEDGMENT TO SECOND AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                       SPD HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary


                                       SPD SWITCHGEAR, INC.


                                       By:
                                          --------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title:  Vice President and Secretary










  [SIGNATURE PAGES TO GUARANTOR'S ACKNOWLEDGMENT TO SECOND AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                     THE BANK OF NEW YORK


                                     By:
                                        ----------------------------------------
                                      Title:

























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     BANK ONE, N.A. (Main Office Chicago)


                                     By:
                                        ----------------------------------------
                                      Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     FLEET NATIONAL BANK


                                     By:
                                        ----------------------------------------
                                      Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     CREDIT LYONNAIS NEW YORK BRANCH


                                     By:
                                        ----------------------------------------
                                     Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     FIRST UNION COMMERCIAL CORPORATION


                                     By:
                                        ----------------------------------------
                                      Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     THE FUJI BANK, LIMITED


                                     By:
                                        ----------------------------------------
                                      Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     HSBC BANK USA


                                     By:
                                        ----------------------------------------
                                      Title:



























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                                   AGREEMENT]

                                     THE GOVERNOR AND COMPANY OF THE BANK OF
                                     IRELAND


                                     By:
                                        ----------------------------------------
                                      Title:


                                     By:
                                        ----------------------------------------
                                      Title:



























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                                   AGREEMENT]

                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                     By:
                                        ----------------------------------------
                                      Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     COMERICA BANK


                                     By:
                                        ----------------------------------------
                                      Title:



























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                                   AGREEMENT]

                                     CREDIT INDUSTRIEL ET COMMERCIAL


                                     By:
                                        ----------------------------------------
                                      Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     THE DAI-ICHI KANGYO BANK, LTD.


                                     By:
                                        ----------------------------------------
                                      Title:



























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                                   AGREEMENT]

                                     BARCLAYS BANK PLC


                                     By:
                                        ----------------------------------------
                                      Title:



























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                                   AGREEMENT]

                                     RZB FINANCE LLC


                                     By:
                                        ----------------------------------------
                                      Title:



























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                                   AGREEMENT]

                                     ERSTE BANK, NEW YORK


                                     By:
                                        ----------------------------------------
                                      Title:



























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                                   AGREEMENT]

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By:
                                        ----------------------------------------
                                      Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                     By:
                                        ----------------------------------------
                                      Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                    THE MITSUBISHI TRUST AND BANKING CORPORATION


                                    By:
                                       -----------------------------------------
                                     Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     SOCIETE GENERALE


                                     By:
                                        ----------------------------------------
                                      Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     SUNTRUST BANK


                                     By:
                                        ----------------------------------------
                                      Title:



























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]

                                     WEBSTER BANK


                                     By:
                                        ----------------------------------------
                                      Title:

























   [SIGNATURE PAGES TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
                                   AGREEMENT]